Exhibit 4.1

COMMON CASTLEROCK SECURITY HOLDINGS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP 14857A 10 2 THIS CERTIFIES THAT is the owner of FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE $.001 PER SHARE, OF THE COMMON STOCK OF CASTLEROCK SECURITY HOLDINGS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: PRESIDENT Countersigned: ILLINOIS STOCK TRANSFER COMPANY (Chicago, Illinois) Transfer Agent By Authorized Signature AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS 2010 CASTLEROCK SECURITY HOLDINGS, INC. DELAWARE CORPORATE TREASURER

of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated 20 IMPORTANT A NOTARY SEAL IS NOT ACCEPTABLE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A COMMERCIAL BANK, TRUST COMPANY, SAVINGS AND LOAN, CREDIT UNION OR BROKER WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17AD-15. Signature(s) Signature(s) Medallion Signature(s) guarantee: NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, OR BY A NEW YORK OR MIDWEST STOCK EXCHANGE MEMBER OR FIRM, WHOSE SIGNATURE IS KNOWN TO THE TRANSFER OFFICE. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER PLEASE PRINT OR TYPE – NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE SHARES SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER PLEASE PRINT OR TYPE – NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE SHARES The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common TEN ENT – as tenants by entireties JT TEN – as joint tenants with right of survivorship not as tenants in common Additional abbreviations may also be used though not in the above list. For value received hereby sell, assign and transfer unto UNIF GIFT MIN ACT Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) UNIF TRF MIN ACT Custodian (until age) (Cust) under Uniform Transfers (Minor) to Minors Act (State)